STOCK PLEDGE AGREEMENT

               This STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of June 27, 1994, is between WILLIAM F. FARLEY ("Pledgor") and FRUIT OF THE LOOM, INC., a Delaware corporation ("Pledgee").

                                Preliminary Statement:

               A. Pursuant to that certain Revolving Promissory Note dated as of June 27, 1994 (the "Note") executed by Pledgor in favor of NationsBank of Florida, N.A., a national banking corporation ("Lender"), Lender has agreed to make a loan to Pledgee (the "Loan"), subject to the terms and conditions set forth in the Note.

               B. One of the conditions precedent to the obligation of Lender to make the Loan is the execution by Pledgee of that certain Guaranty of Payment, dated of even date herewith and executed by Pledgee in favor of Lender (the "Guaranty").

               C. One of the conditions precedent to the execution and delivery by Pledgee of the Guaranty is the execution and delivery by Pledgor of this Pledge Agreement and the performance by Pledgor of his obligations hereunder.

               NOW, THEREFORE, in order to induce Pledgee to issue the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Pledgor and Pledgee hereby agree as follows:

               1.   Definitions.

                    1.1 Note. All capitalized terms not elsewhere defined in this Pledge Agreement and defined in the Note shall have the respective meanings ascribed to such terms in the Note.

                    1.2 Additional Definitions. The following terms shall have the following meanings in this Pledge Agreement:

                    Collateral:    the Securities  and  all dividends,
               distributions and other amounts or additional securities of Pledgee or any successor in interest to Pledgee to which Pledgor or any successor in interest to Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such Person of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise, and the proceeds thereof.

                    Pledgor's Obligations:  (i) any and all  indebted-
               ness,  due or to become  due, now existing or hereafter






               arising, of Pledgor to Pledgee pursuant to the terms of this Pledge Agreement, including the reimbursement obligations set forth in Section 3.6 hereof and (ii) the performance of the covenants of Pledgor contained in this Pledge Agreement.

                    Securities:     the   capital  stock   of  Pledgee
               described in Exhibit A hereto and any warrants, options or other rights to purchase capital stock of Pledgee which arise as a result of the ownership by Pledgor of the Securities, and duly executed assignments separate from certificate satisfactory to Pledgee attached thereto.

               2. Pledge of Collateral. To secure payment and performance of Pledgor's Obligations, Pledgor hereby pledges to Pledgee the
          Securities and hereby assigns and grants to Pledgee a valid and perfected lien in (i) such Securities and (ii) all other items of Collateral now owned or hereafter acquired by Pledgor. Pledgor hereby notifies Pledgee that the Securities are being held by Lender. Pursuant to the provisions of Sections 9-305 and 8-321 of the Uniform Commercial Code (the "Code"), Pledgee has delivered to Lender a notice, a copy of which is attached as Exhibit B, pursuant to which Lender has acknowledged that Lender is holding such Securities as a bailee under the Code for the benefit of Pledgee and in order to perfect the security interest of Pledgee in such Securities.

               3.   Representations,  Warranties  and  Covenants.    Pledgor
          hereby represents, warrants and covenants to Pledgee as follows:

                    3.1 Restrictions. Pledgor is not a party to and has no knowledge of any agreements restricting the transfer of any of the Collateral other than as provided in the Loan Documents. Except as described in the Loan Documents, Pledgor has not granted to any person any options for the purchase of, or any calls, commitments or claims of any character relating to, any of the Collateral.

                    3.2 Binding Agreements. This Pledge Agreement, when executed and delivered, will constitute the valid and legally binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and
               (ii) equitable principles.

                    3.3 Conflicting Agreements. Pledgor is not in default under any agreement to which Pledgor is a party or by which Pledgor or any of the property of Pledgor is bound, the effect of which default might have a material adverse effect






               upon the business, prospects or profits of Pledgor (hereinafter referred to as a "Material Adverse Effect"). No authorization, consent, approval or other action by, and no notice to or filing with, any governmental body or any other person which has not already been obtained, taken or filed, as applicable, is required (i) for the execution, delivery or performance by Pledgor of this Pledge Agreement or (ii) as a condition to the validity or enforceability of this Pledge Agreement or any of the transactions contemplated hereby, or the validity, enforceability or priority of the security interests pertaining to the Collateral pledged by Pledgor to Pledgee hereunder. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Pledgor or affecting the property of Pledgor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Pledge Agreement. The execution, delivery and carrying out of this Pledge Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien upon the property of Pledgor pursuant to the terms of any such mortgage, indenture, contract or agreement.

                    3.4  Burdensome Obligations.   After  giving  effect  to
               the  transactions  contemplated  by  this  Pledge  Agreement,
               Pledgor (i) will not be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome, so as to cause a Material Adverse Effect, (ii) does not intend to incur, and does not believe that Pledgor will incur, debts beyond Pledgor's ability to pay such debts as they become due, (iii) owns and will own property, the fair saleable value of which is (A) greater than the total amount of the liabilities of Pledgor (including contingent liabilities) and (B) greater than the amount that will be required to pay the probable liabilities of the then existing debts of Pledgor as they become absolute and matured and (iv) has and will have capital that is not unreasonably small in relation to the business of Pledgor, as such business presently is conducted and as such business is proposed to be conducted. Pledgor does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

                    3.5 Collateral. With respect to the Collateral pledged by Pledgor on the date hereof, (i) Pledgor is the legal and beneficial owner of such Collateral as more specifically described on Exhibit A hereto, (ii) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of Pledgor, (iii) the pledge of such Collateral pursuant to the terms of this Pledge Agreement,






               together with  delivery of the notice to  Lender described in
               Section 2 above, creates a valid and perfected lien on such Collateral in favor of Pledgee, (iv) the assignments separate from certificate attached to the respective certificates representing such Collateral have been duly executed and delivered by Pledgor to Lender on behalf of Pledgee, (v) none of such Collateral is subject to any lien of any kind whatsoever, except for the perfected (A) first lien on such Collateral granted to Lender and (B) second lien on such Collateral granted to Pledgee hereby, (vi) no authorization, approval or other action by, or notice to or filing with, any governmental body is required for the pledge by Pledgor of such Collateral pursuant to the terms of this Pledge Agreement, (vii) until all of Pledgor's Obligations have been paid and performed in full, subject to the terms and provisions of the Loan Documents, Pledgor: (A) will not create or permit to exist any lien upon or with respect to the Collateral, except for the (I) first lien thereon granted to Lender and (II) second lien granted to Pledgee by this Pledge Agreement, and (B) will not sell, transfer, convey, assign, or otherwise divest Pledgor's interest in the Collateral, or any part thereof, to any other person.

                    3.6 Payment and Performance Reimbursement. Pledgor will (i) cause all amounts which become due and payable under any of the Loan Documents to be paid and performed in full on a timely basis and (ii) reimburse Pledgee, promptly upon demand therefor, but subject to the provisions of the Subordination Agreement (defined below) for all payments made under and costs and expenses incurred by Pledgee pursuant to the Guaranty.

               4.   Stock Splits, Stock Dividends.

                    4.1 Additional Securities. Pledgor agrees that in the event that Pledgor, by virtue of the ownership by Pledgor of the Collateral, now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional securities as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion or preemptive right or otherwise, Pledgor shall:

                         4.1.1 Delivery. Cause the issuer of such additional securities to deliver to Lender, to hold for the benefit of Lender and as bailee for Pledgee as described above, the certificates evidencing the ownership by Pledgor of such additional securities and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Lender and Pledgee;







                         4.1.2 Assignment Separate from Certificate. Deliver to Lender, to hold for the benefit of Lender and as bailee for Pledgee as described above, an assignment separate from certificate with respect to such securities, executed in blank by Pledgor;

                         4.1.3 Representations and Warranties. Deliver to Pledgee a certificate, executed by Pledgor and dated the date of such pledge, as to the truth and correctness on such date of the representations and warranties set forth in Section 3 hereof; and

                         4.1.4   Additional Documents.   Deliver to  Pledgee
                    such other certificates, forms and other instruments as Pledgee may request in connection with such pledge.

                    4.2 Additional Collateral. Pledgor agrees that such additional securities shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

               5. Voting Power; Distributions. Unless and until an Event of Default shall have occurred, but subject to the provisions of the Loan Documents, Pledgor shall be entitled to exercise all voting powers in all corporate matters pertaining to the Collateral or otherwise, for any purpose not inconsistent with, or in violation of, the provisions of any of the Loan Documents or this Pledge Agreement.

               6.   Default and Remedies.

                    6.1  Occurrence.   If  Pledgee shall  be called  upon to
               make any payments under the Guaranty, any such payments shall constitute an "Event of Default" hereunder.

                    6.2  Remedies.   If  an  Event of  Default shall  occur,
               Pledgee, subject to the provisions of Section 11 hereof, at its option, may:

                         6.2.1   Registration.   Cause the Collateral  to be
                    registered in its name or in the name of its nominee;

                         6.2.2 Voting Power. Exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;

                         6.2.3   Distributions.   Receive all  dividends and
                    all other distributions of any kind whatsoever on all or any part of such Collateral;







                         6.2.4 Collection, Conversion. Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to such Collateral;

                         6.2.5 Sale of Collateral. Subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

                         6.2.6 Other Remedies. Exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

               With  respect to the actions described in each of subsections
               6.2.2 and 6.2.4 above, Pledgor hereby irrevocably constitutes and appoints Pledgee his proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.

                    6.3 Agreement to Sell Collateral. For the purposes of this Section 6, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all of Pledgor's Obligations may have been paid and/or performed in full.

                    6.4   Pledgee May  Bid.   At any  sale made  pursuant to
               Section 6.2 above, Pledgee may bid for and purchase, free from any right of equity or redemption on the part of Pledgor (the same hereby being waived and released by Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

                    6.5 Proceeds of Sale. The proceeds of any sale of the whole or any part of the Collateral and any other monies at






               the time held by Pledgee under the provisions of this Pledge Agreement shall be applied to reimburse Pledgee for any payments made by Pledgee under the Guaranty.

                    6.6 No Duty of Pledgee. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

                    6.7 Effect of Sale. Any sale of all or any portion of the Collateral pursuant to Section 6.2 above shall operate to divest all right, title and interest of Pledgor to the Collateral which is the subject of any such sale.

                    6.8 Securities Act. Pledgor acknowledges that any sale of the Securities by Pledgee will be subject to certain restrictions contained in the Securities Act of 1933, as amended (the "Securities Act"), and that Pledgee it may be able to make any such sale only after delay which might adversely affect the value that might be realized upon the sale of the Collateral.

                    6.9 Notice. Pledgee shall give not less than 10 business days prior written notice to Pledgor of any sale pursuant to this Section 6. Pledgor hereby agrees that such notice is commercially reasonable.

               7. Pledgee's Obligations; Custodial Agreement; Performance Rights. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (iii) making any capital contributions or other payments on behalf of Pledgor.

               8. Termination of Pledge Agreement. Upon the payment and performance in full of all of Pledgor's Obligations, Pledgee shall deliver to Pledgor the Collateral in its possession and this Pledge Agreement thereupon shall terminate.

               9.   Miscellaneous.

                    9.1 Exercise of Rights. The obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect







               without regard to, and shall not be released or discharged or in any way affected by:

                         9.1.1  Amendments.   Any amendment  or modification
                    of or supplement to this Pledge Agreement or to any of the Loan Documents;

                         9.1.2 Exercise or Non-Exercise of Rights. Any exercise or non-exercise of any right or remedy hereunder, or the granting of any postponements or extensions for time of payment or other indulgences to Pledgor or any other person;

                         9.1.3 Bankruptcy. The institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against Pledgor; or

                         9.1.4 Other Defenses. Any other circumstance which otherwise might constitute a defense to, or a discharge of, Pledgor with respect to Pledgor's Obligations.

                    9.2   Rights Cumulative.   Each and  every right, remedy
               and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

                    9.3   Modification.  Any  modification or waiver  of any
               provision of this Pledge Agreement, or any consent to any departure by Pledgor herefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and Pledgor and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or






               demand in the same, similar or other circumstances unless specifically required hereunder.

                    9.4 Further Assurances. Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, Pledgor, upon the request of Pledgee and at the expense of Pledgor, promptly will execute and deliver such further documents and do such further acts and things as Pledgee reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any property intended by the provisions hereof to be covered hereby. Pledgor acknowledges the intent that, upon the occurrence of an Event of Default, Pledgee shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Pledgee under this Pledge Agreement, the Uniform Commercial Code or other applicable law. Pledgor further acknowledges and agrees that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the rights of Pledgee with respect to access to, or use or sale of, the Collateral, or the procedures necessary to enable Pledgee to obtain such rights of access, use or sale, Pledgee and Pledgor shall amend this Pledge Agreement in such manner as Pledgee reasonably shall request, in order to provide Pledgee such rights to the greatest extent possible consistent with then applicable law and governmental policy.

                    9.5 Preservation of Collateral. Pledgor agrees that Pledgor will warrant, preserve, maintain and defend, at the expense of Pledgor, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all persons.

                    9.6 Notices. All notices and communications under this Pledge Agreement shall be in writing, with notices to Pledgor and Pledgee to be sent to the address set forth opposite such person's name on Exhibit C hereto.

                    9.7 GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. FOR PURPOSES OF THIS
               SECTION 9.7, THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ILLINOIS.

                    9.8 Severability. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental body,






               this Pledge Agreement shall be construed as not containing such provision and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

                    9.9 Successors and Assigns. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the heirs, legal representatives and assigns of Pledgor.

                    9.10 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

                    9.11 Notation on Books. Concurrently with the execution and delivery hereof, Pledgor shall cause Pledgee to register in its corporate books the security interests in and the pledge of the Collateral effected hereby.

               10. WAIVER OR RIGHT TO JURY TRIAL. EACH OF THE PARTIES HERETO (I) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PLEDGE AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND (II) AGREES THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

               11. Subordination. Pledgee, Pledgor and Lender are parties to that certain Subordination Agreement (the "Subordination Agreement"), dated of even date herewith. Notwithstanding the provisions of this Pledge Agreement to the contrary, the rights granted to Pledgee hereunder, and the exercise thereof, are subject to the provisions of the Subordination Agreement.

                                     [END OF PAGE]
























               IN  WITNESS WHEREOF,  Pledgor  and Pledgee  have caused  this
          Pledge Agreement to be executed as of the date first above written.


                                        PLEDGOR:



                                        ____________________________________
                                        WILLIAM F. FARLEY


                                        PLEDGEE:
                                        FRUIT OF THE LOOM, INC.



                                        By:_________________________________

                                        Title:______________________________




























